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                                                             Page 10 of 22 Pages

                            JOINT FILING AGREEMENT
                            ----------------------

     The undersigned each agree that (i) the Statement on Schedule 13D relating to the Common Stock, $.00001 par value, of Quanta Services, Inc. is adopted and filed on behalf of each of them, (ii) all future amendments to such Statement on
Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

     IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date set forth below.


Dated: October 18, 1999.      ENRON NORTH AMERICA CORP.


                              By: /s/ Angus H. Davis
                                 -------------------------------
                              Name: Angus H. Davis
                                    ----------------------------
                              Title: Vice President and Secretary
                                    ----------------------------



Dated: October 18, 1999.      ENRON CORP.


                              By: /s/ Angus H. Davis
                                 -------------------------------
                              Name: Angus H. Davis
                                    ----------------------------
                              Title: Vice President and Deputy
                                     Corporate Secretary
                                    ----------------------------


Dated: October 18, 1999.      JOINT ENERGY DEVELOPMENT INVESTMENTS II
                               LIMITED PARTNERSHIP

                              By: Enron Capital Management II Limited
                                  Partnership, its General Partner

                              By: Enron Capital II Corp., its general partner

                              By: /s/ Angus H. Davis
                                 -------------------------------
                              Name: Angus H. Davis
                                    ----------------------------
                              Title: Vice President and Secretary
                                    ----------------------------



Dated: October 18, 1999.      ECT MERCHANT INVESTMENTS CORP.


                              By: /s/ Angus H. Davis
                                 -------------------------------
                              Name: Angus H. Davis
                                    ----------------------------
                              Title: Vice President and Secretary
                                    ----------------------------